                                                                    EXHIBIT 10.8


                               POLYGEN CORPORATION

                        1986 INCENTIVE STOCK OPTION PLAN

                       (Amended and Restated January 1991)

         1.       PURPOSE.

                  (a) The purpose of this Plan (the "Plan") is to provide a means by which selected employees of Polygen Corporation (the "Company") and its Affiliates, as defined in subparagraph 1(b), may be given an opportunity to purchase stock of the Company.

                  (b) The word "Affiliate" as used in the Plan means any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended (the "Code").

                  (c) The Company, by means of the Plan, seeks to retain the services of persons now holding key positions, to secure and retain the services of persons capable of filling such positions, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

                  (d) The Company intends that the options issued under the Plan be incentive stock options as that term is used in Section 422 of the Code.

         2.       ADMINISTRATION.

                  (a) The Plan shall be administered by the Board of Directors (the "Board") of the Company unless and until the Board delegates administration to a committee, as provided in subparagraph 2(c). Whether or not the Board has delegated administration, the Board shall have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.

                  (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

                           (i) To determine from time to time which of the
persons eligible under the Plan shall be granted options; when and how the option shall be granted; the provisions of each option granted (which need not be identical), including the time or times during the term of each option within which all or portions of such option may be exercised; and the number of shares for which an option shall be granted to each such person.


                                       1.

                           (ii) To construe and interpret the Plan and options
granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any option agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

                           (iii) To amend this Plan as provided in paragraph 10.

                           (iv) Generally, to exercise such powers and to
perform such acts as the Board deems necessary or expedient to promote the best interests of the Company.

                  (c) The Board may delegate administration of the Plan to a committee composed of not fewer than three (3) members of the Board (the "Committee"), all of the members of which Committee shall be disinterested persons, if required and as defined by the provisions of subparagraph 2(d). If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. Additionally, prior to the date of the first registration of an equity security of the Company under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and notwithstanding anything to the contrary contained herein, the Board may delegate administration of the Plan to any person or persons and the term "Committee" shall apply to any person or persons to whom such authority has been delegated.

                  (d) The term "disinterested person," as used in this Plan, shall mean an administrator of the Plan, whether a member of the Board or of any Committee to which responsibility for administration of the Plan has been delegated pursuant to subparagraph 2(c), who is not at the time he or she exercises discretion in administering the Plan eligible and has not at any time within one year prior thereto been eligible for selection as a person to whom stock may be allocated or to whom stock options or stock appreciation rights may be granted pursuant to the Plan or any other plan of the Company or any of its Affiliates entitling the participants therein to acquire stock, stock options or stock appreciation rights of the Company or any of its Affiliates. Any such person shall otherwise comply with the requirements of Rule 16b-3 promulgated under the Exchange Act, as from time to time in effect.

                  (e) Any requirement that an administrator of the Plan be a "disinterested person" shall not apply prior to the date of the first registration of an equity security of the Company under Section 12 of the Exchange Act.


                                       2.

         3.       SHARES SUBJECT TO THE PLAN.

                  (a) Subject to the provisions of paragraph 9 relating to adjustments upon changes in stock, the stock that may be sold pursuant to options granted under the Plan shall not exceed in the aggregate seven million (7,000,000) shares of the Company's common stock; provided, however, that such aggregate number of shares shall be reduced to reflect the number of shares of the Company's common stock that have been sold pursuant to, or may be sold pursuant to outstanding options granted under, the Company's 1986 Supplemental Stock Option Plan to the same extent as if such sales had been made or options had been granted pursuant to this Plan and shall be further reduced to reflect the number of shares of the Company's common stock that have heretofore been, or may hereafter be, sold pursuant to the Polygen 1985 Employee Stock Purchase Plan. If any option granted under the Plan shall for any reason expire or otherwise terminate without having been exercised in full, the stock not purchased under such option shall again become available for the Plan.

                  (b) The stock subject to the Plan may be unissued stock or reacquired stock, bought on the market or otherwise.

         4.       ELIGIBILITY.

                  (a) Options may be granted only to employees (including officers) of the Company or its Affiliates. A director of the Company shall not be eligible for the benefits of the Plan unless such director is also an employee (including an officer) of the Company or any Affiliate.

                  (b) A director shall in no event be eligible for the benefits of the Plan unless and until such director is expressly declared eligible to participate in the Plan by action of the Board or the Committee, and only if, at any time discretion is exercised by the Board in the selection of a director as a person to whom options may be granted, or in the determination of the number of shares which may be covered by options granted to a director, a majority of the Board and a majority of the directors acting in such matter are disinterested persons, as defined in subparagraph 2(d). The Board shall otherwise comply with the requirements of Section 16b-3 promulgated under the Exchange Act, as from time to time in effect. This subparagraph 4(b) shall not apply prior to the date of the first registration of an equity security of the Company under Section 12 of the Exchange Act.

                  (c) No person shall be eligible for the grant of an option under the Plan if, at the time of grant, such person owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates unless the option price is at least one hundred ten percent (110%) of the fair market value of such stock at


                                       3.

the date of grant and the term of the option does not exceed five (5) years from the date of grant.

         5.       OPTION PROVISIONS.

         Each option shall be in such form and shall contain such terms and conditions as the Board or the Committee shall deem appropriate. The provisions of separate options need not be identical, but each option shall include (through incorporation of provisions hereof by reference in the option or otherwise) the substance of each of the following provisions:

                  (a) The term of any option shall not be greater than ten (10) years from the date it was granted.

                  (b) The exercise price of each option shall be not less than one hundred percent (100%) of the fair market value of the stock subject to the option on the date the option is granted.

                  (c) The purchase price of stock acquired pursuant to an option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the option is exercised, or (ii) at the discretion of the Board or the Committee, either at the time of grant or exercise of the option (A) by delivery to the Company of other common stock of the Company, (B) according to a deferred payment or other arrangement (which may include, without limiting the generality of the foregoing, the use of other common stock of the Company) with the person to whom the option is transferred pursuant to subparagraph (d), or (C) in any other form of legal consideration that may be acceptable to the Board or Committee in their discretion.

         In the case of any deferred payment arrangement, interest shall be payable at least annually and shall be charged at no less than the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provision of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

                  (d) An option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the option is granted only by such person.

                  (e) The total number of shares of stock subject to an option may, but need not, be allotted in periodic installments (which may, but need not, be equal). From time to time during each of such installment periods, the option may be exercised with respect to some or all of the shares allotted to any prior period as to which the option was not fully exercised. During the remainder of the term of the option (if its term extends beyond the end of the installment periods), the option may be exercised from time to time


                                       4.

with respect to any shares then remaining subject to the option. The provisions of this Section 5(e) are subject to any option provisions governing the minimum number of shares as to which an option may be exercised.

                  (f) Except to the extent now or hereafter permitted by Section 422 of the Code, no incentive stock option granted under the Plan prior to January 1, 1987 may be exercised while there remains outstanding (within the meaning of subsection (c)(7) of such Section 422) any other pre-1987 incentive stock option which was granted at an earlier date to the optionee to purchase stock in the Company or in any other corporation which is on the date of grant of the later option an Affiliate of the Company or a predecessor corporation of any such corporation.

                  (g) The following dollar limitations shall be in effect for options granted under the Plan:

                           (i) Pre-1987 Grants. The aggregate fair market value
(determined as of the respective date or dates of grant) of the shares of stock which may be made the subject of incentive stock options granted under the Plan (or any other option plan of the Company or an Affiliate of the Company) to any employee in any one calendar year prior to the 1987 calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000), plus any unused Carryover to such pre-1987 calendar year. For purposes of the preceding limitation, the term "Carryover" means one-half (1/2) of the amount by which the sum of One Hundred Thousand Dollars ($100,000) exceeds the aggregate fair market value (determined as of the respective date or dates of grant) of the shares of stock for which the employee was previously granted incentive stock options under the Plan or any other option plan of the Company or an Affiliate of the Company) in each calendar year after 1980 and prior to 1987. The unused Carryover shall be available for each of the three (3) pre-1987 calendar years immediately following the calendar year in which the Carryover arises and shall increase the basic $100,000 limitation otherwise applicable to the employee for each such pre-1987 calendar year by an amount equal to the Carryover, less the portion thereof used in prior calendar years. Incentive stock options granted the employee during any pre-1987 calendar year shall first be applied against the basic $100,000 limitation in effect for such calendar year and then applied against any of the employee's unused carryovers to such calendar year, in the order in which such Carryovers arose in prior calendar years.

                           (ii) Post-1986 Grants. The aggregate fair market
value (determined as of the respective date or dates of grant) of the shares of stock for which one or more options granted after December 31, 1986 to any employee under the Plan (or any other option plan of the Company or any Affiliate of the Company) may for the first time become exercisable as incentive stock options during any one post-1986 calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000).


                                       5.

Accordingly, to the extent that the aggregate fair market value (determined as of the respective date or dates of grant) of the shares of stock for which one or more post-1986 options otherwise intended to be incentive stock options first become exercisable by an individual in any one calendar year exceeds the sum of $100,000, such options will be treated as non-qualified stock options and will not qualify for favorable tax treatment with respect to the excess amount of shares purchased thereunder. To the extent the employee holds two or more such post-1986 options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability thereof as incentive stock options shall be applied on the basis of the order in which such options are granted.

                  (h) The Company may require any optionee, or any person to whom an option is transferred under subparagraph 5(d), as a condition of exercising any such option: (1) to give written assurances satisfactory to the Company as to the optionee's knowledge and experience in financial and business matters and/or to employ a purchaser representative who has such knowledge and experience in financial and business matters, and that he is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the option; and (2) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the option for such person's own account and not with any present intention of selling or otherwise distributing the stock. These requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise of the option has been registered under a then currently effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), or (ii), as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws.

                  (i) An option shall terminate three (3) months after termination of the optionee's employment with the Company or an Affiliate, unless (i) the termination of employment of the optionee is due to such person's permanent and total disability, within the meaning of Section 422(c)(9) of the Code, in which case the option may, but need not, provide that it may be exercised at any time within one (1) year following such termination of employment; or (ii) the optionee dies while in the employ of the Company or an Affiliate, or within not more than three (3) months after termination of such employment, in which case the option may, but need not, provide that it may be exercised at any time within eighteen (18) months following the death of the optionee by the person or persons to whom the optionee's rights under such option pass by will or by the laws of descent and distribution; or (iii) the option by its terms specifies either (a) that it shall terminate sooner than three (3) months after termination of the optionee's employment, or (b) that it may be exercised more than three (3) months after termination of the optionee's employment with the Company or an Affiliate. This subparagraph 5(i) shall not be construed to extent the term of any option or to permit anyone to exercise the option after


                                       6.

expiration of its term, nor shall it be construed to increase the number of shares as to which any option is exercisable from the amount exercisable on the date of termination of the optionee's employment.

                  (j) The option may, but need not, include a provision whereby the optionee may elect at any time during the term of his or her employment with the Company or any Affiliate to exercise the option as to any part or all of the shares subject to the option prior to the stated vesting date of the option or of any installment or installments specified in the option. Any shares so purchased from any unvested installment or option may be subject to a repurchase right in favor of the Company or to any other restriction the Board or the Committee determines to be appropriate.

         6.       COVENANTS OF THE COMPANY.

                  (a) During the terms of the options granted under this Plan, the Company shall keep available at all times the number of shares of stock required to satisfy such options.

                  (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the options granted under the Plan; provided, however, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any option granted under the Plan or any stock issued or issuable pursuant to any such option. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such options unless and until such authority is obtained.

         7.       USE OF PROCEEDS FROM STOCK.

         Proceeds from the sale of stock pursuant to options granted under the Plan shall constitute general funds of the Company.

         8.       MISCELLANEOUS.

                  (a) The Board or the Committee shall have the power to accelerate the time during which an option may be exercised, or the time during which an option or any portion thereof will vest pursuant to subparagraph 5(e), notwithstanding the provisions in the option stating the time during which it may be exercised or the time during which it will vest.


                                       7.

                  (b) Neither an optionee nor any person to whom an option is transferred under subparagraph 5(d) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such option unless and until such person has satisfied all requirements for exercise of the option pursuant to its terms.

                  (c) Throughout the term of any option granted pursuant to this Plan, the Company shall make available to the holder of such option, not later than 120 days after the close of each of the Company's fiscal years during the option term, upon request, such financial and other information regarding the Company as comprises the annual report to the stockholders of the Company provided for in the bylaws of the Company.

                  (d) Nothing in the Plan or any instrument executed or option granted pursuant thereto shall confer upon any eligible participant or optionee any right to continue in the employ of the Company or any Affiliate or shall affect the right of the Company or any Affiliate to terminate the employment of any eligible participant or optionee with or without cause.

         9.       ADJUSTMENTS UPON CHANGES IN STOCK.

                  (a) If any change is made in the stock subject to the Plan, or subject to any option granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Board shall make appropriate adjustments in the class and maximum number of shares subject to the Plan and the class and number of shares and price per share of stock subject to outstanding options.

                  (b) In the event of: (1) a dissolution or liquidation of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation; (3) a reverse merger in which the Company is the surviving corporation but the shares of the Company's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (4) any other capital reorganization in which more than fifty percent (50%) of the shares of the Company entitled to vote are exchanged, then the exercisability of each option outstanding under the Plan shall be automatically accelerated so that each such option shall, during the five (5) business day period immediately prior to the specified effective date for such dissolution, liquidation, merger, consolidation, reverse merger or other capital reorganization, become fully exercisable with respect to the total number of shares of stock purchasable under such option and may be exercised for all or any portion of such shares. However, an outstanding option under the Plan shall not be so accelerated if and to the extent (i) such option is, in connection with such dissolution, liquidation, merger, consolidation, reverse merger or other capital reorganization, either


                                       8.

to be assumed by the successor corporation or parent thereof or be replaced with a comparable option to purchase shares of the capital stock of the successor corporation or parent thereof or comparable cash incentives or (ii) the acceleration of such option is subject to the other applicable limitations imposed by the Board or Committee. The determination of such comparability shall be made by the Board or the Committee and its determination shall be final, binding and conclusive. Upon the consummation of such dissolution, liquidation, merger, consolidation, reverse merger or other capital reorganization, all outstanding options under the Plan shall, to the extent not previously exercised or assumed by the successor corporation or its parent company, terminate and cease to be outstanding.

                  (c) In connection with any such dissolution, liquidation, merger, consolidation, reverse merger or other capital reorganization, the exercise of any accelerated pre-1987 incentive stock option shall remain subject to the applicable limitations of subparagraph 5(f) and the exercisability as an incentive stock option of any accelerated post-1986 option shall be subject to the applicable dollar limitation of subparagraph 5(g)(ii).

                  (d) The grant of options under this Plan shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

         10.      AMENDMENT OF THE PLAN.

                  (a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in paragraph 9 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the vote of a majority of the outstanding shares of stock of the Company entitled to vote, or by the written consent of the holders of the outstanding shares entitled to vote to the extent necessary under applicable laws to obtain incentive stock option treatment under Section 422 of the Code, within twelve
(12) months before or after the adoption of the amendment, where the amendment will:

                           (i) Increase the number of shares reserved for
options under the Plan; or

                           (ii) Materially modify the requirements as to
eligibility for participation in the Plan.

                  (b) It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide optionees with the maximum benefits provided or to be provided under the provisions of the Code and the


                                       9.

regulations promulgated thereunder relating to employee incentive stock options and/or to bring the Plan and/or options granted under it into compliance therewith.

                  (c) Rights and obligations under any option granted before amendment of the Plan shall not be altered or impaired by any amendment of the Plan, except with the consent of the person to whom the option was granted.

         11.      TERMINATION OR SUSPENSION OF THE PLAN.

                  (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate ten (10) years from the date the Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier. No options may be granted under the Plan while the Plan is suspended or after it is terminated.

                  (b) Rights and obligations under any option granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except with the consent of the person to whom the option was granted.

         12. EFFECTIVE DATE OF THE PLAN. The Plan was initially adopted by the Board on August 12, 1986 and was approved by the Company's stockholders on August 11, 1987. It was subsequently amended effective January 1, 1987 and November 10, 1988. This January 1991 Amendment and Restatement of the Plan increases the number of shares available for issuance under the Plan by two million five hundred thousand (2,500,000) shares. This amendment and restatement shall become effective when adopted by the Board, but no options granted based on the increase to the number of shares issuable under the Plan shall be exercised unless and until the increase has been approved by the vote of the holders of a majority of the outstanding shares of stock of the Company entitled to vote, or by the written consent of the holders of the outstanding shares of stock of the Company entitled to vote to the extent necessary under applicable laws to obtain incentive stock option treatment under Section 422 of the Code, and, if required, appropriate permits, authorizations or approvals have been issued by applicable state securities law authorities.


                                      10.